UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]	Definitive Information Statement

MERCARI COMMUNICATIONS GROUP, LTD.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee as paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MERCARI COMMUNICATIONS GROUP, LTD.

1120 Avenue of the Americas, 4th Floor

New York 10036

INFORMATION STATEMENT

(Dated July 24, 2017)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. BY WRITTEN CONSENT IN LIEU OF A MEETING OF SHAREHOLDERS, SHAREHOLDERS OWNING A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE APPROVED AN AGREEMENT AND PLAN OF MERGER WITH OUR NEWLY FORMED NEVADA WHOLLY-OWNED SUBSIDIARY PURSUANT TO WHICH WE WILL BE REINCORPORATED IN NEVADA. A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

Introduction

This Information Statement is being furnished on or about the date first set forth above to holders of record as of the close of business on July 19, 2017 (the “Record Date”) of the common stock, par value $.00001 per share, of Mercari Communications Group, Ltd., a Colorado corporation (“Mercari,” “we,” “our” or the “Company”), in connection with the merger of Mercari with and into its newly-formed wholly-owned subsidiary, AiXin Life International, Inc., a Nevada corporation, pursuant to an Agreement and Plan of Merger dated as of June , 2017 (the “Merger Agreement”), annexed as Appendix A hereto, as a result of which our state of incorporation will be changed from Colorado to Nevada (the “Reincorporation Merger”) and our corporate name will be changed to AiXin Life International Inc.

The Reincorporation Merger was approved by unanimous written consent in lieu of a meeting of our Board of Directors signed on the Record Date and by written consent of shareholders in lieu of a meeting of shareholders owning in the aggregate 96.50% of our outstanding voting shares as of the Record Date signed on the Record Date (the “Shareholder Consent”). The Shareholder Consent was signed by China Concentric Capital Group Ltd., a British Virgin Islands company (“China Concentric”), the record owner of 43,822,001 shares. As of the Record Date, we had outstanding 45,411,400 shares of common stock.

Approval of the Reincorporation Merger by a written consent in lieu of a meeting of shareholders signed by the holders of a majority of our outstanding shares of common stock is sufficient under Article XVII of our Articles of Incorporation, as amended, pursuant to Section 7.107-104(b)(1) of the Colorado Business Corporation Act (“CBCA”). Accordingly, no proxy of our shareholders will be solicited for a vote on the Reincorporation Merger and this Information Statement is being furnished to shareholders solely to provide them with certain information concerning the Reincorporation Merger in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including particularly Regulation 14C, and Section 7.107-104(b)(5.5). The Merger is subject to approval by the Financial Regulatory Authority and is expected to become effective on August 28, 2017.

Security Ownership of Certain Beneficial Owners and Management

Change in Control

On February 2, 2017, Quanzhong Lin, an entrepreneur resident in the People’s Republic of China, purchased 29,521,410 shares of our common stock, representing approximately 65% of the outstanding shares of the Company’s common stock, for a purchase price of $300,000, from China Concentric pursuant to a Stock Purchase Agreement dated December 21, 2016. China Concentric had purchased 43,822,001 shares of our common stock, representing approximately 96.5%, of our outstanding shares of common stock, from Algodon Wines & Luxury Development Group, Inc. (“Algodon”) on January 20, 2017, for a total purchase price of $260,000 pursuant to a Stock Purchase Agreement dated December 20, 2016, as amended. Algodon also assigned to China Concentric all its right, title and interest to amounts payable to Algodon for non-interest bearing advances to the Company, which advances, as of January 20, 2017 were in the aggregate amount of $150,087, and such any additional advances made to the Company up until the closing date as set forth in the Stock Purchase Agreement.

Mr. Lin has indicated that he purchased a controlling interest in the Company with the intention of acquiring an operating business in a reverse acquisition transaction through a share exchange. There can be no assurance that an acquisition of any particular business will be consummated.

On February 2, 2017, in conjunction with the closing of the sale to Mr. Lin, the Company’s then Board of Directors elected Mr. Lin as a director, Chairman of the Board, President and Chief Executive Officer of the Company, effective upon the closing, and Ethan Chuang, who had served as President of the Company since January 20, 2017, as Vice President of the Company. Mr. Chuang, who was elected to Board on January 20, 2017, continues to serve as a director of the Company.

Security Ownership

The following table sets forth information concerning beneficial ownership of our common stock as of July 19, 2017, the record date, by (i) any person or group with more than 5% of our common stock, (ii) each director, (iii) our chief executive officer and each other executive officer whose cash compensation for the most recent fiscal year exceeded $100,000 and (iv) all such executive officers and directors as a group. To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of securities shown as beneficially owned by them. As of July 19, 2017, we had outstanding 45,411,400 shares of common stock

Name of Shareholder	Amount and Nature of Beneficial Ownership		Percent of Common Stock
Directors and Executive Officers:
Quanzhong Lin, Chairman and CEO 9 An Rong Lu Jingniu, Bldg 4 Unit 163 Chengdu, Sichuan Province, China	29,521,410		65.01%

Ethan Chuang, Director and Vice President c/o China Concentric Capital Group, Ltd. 1120 Avenue of the Americas, 4th Floor New York 10036	14,300,591	*	31.49%*

All directors and executive officers as a group	43,822,001		96.50%

Owner of More Than 5% of Common Stock:
China Concentric Capital Group, Ltd. 1120 Avenue of the Americas, 4th Floor New York 10036	14,300,591		31.49%

* Mr. Chuang, Vice President of China Concentric Capital Group Ltd., disclaims beneficial ownership of the shares owned by China Concentric Capital Group, Ltd., other than to the extent of his pecuniary interest therein.

Directors and Executive Officers

Name	Age	Position
Quanzhong Lin	38	Director, President and Chief Executive Officer
Ethan Chuang	40	Director, Vice President and Secretary

Quanzhong Lin has served as a director, President and Chief Executive Officer of our company since February 2, 2017. Mr. Lin is a highly successful entrepreneur in China, and currently serves as Chairman of Ai Xin Company Group, a diversified company which he founded in 2008. Ai Xin Company currently has approximately 150 employees, assets in excess of 100 RMB and had revenues in excess of 100M RMB for the year ended December 31, 2016. In addition to Ai Xin Company, Mr. Lin has founded a number of companies located in Chengdu City, in the Sichuan Province of China, engaged in various lines of business, including pharmacies, retail outlets, hotel management services and global tourism.

2

Ethan Chuang has served as a director of our company since January 20, 2017, as Vice President of our company since February 2, 2017, and as Secretary of our company since July 18, 2017. He served as President and Chief Executive Officer of our company from January 20, 2016 to February 2, 2017. Mr. Chuang joined China Concentric in 2010 and has served as Vice President since March 2012 and a director from March 2012 through May 2015. China Concentric is a private consulting firm that provides strategic management and advisory services to China-based companies. In his role with China Concentric, he has served as a team leader overseeing the evaluations and implementation of mergers and acquisitions, due diligence, and financial planning. Mr. Chuang was Vice President of Investor Relations of Gulf Resources Inc. from August 2007 to October 2009. Mr. Chuang received his MBA degree from California State Long Beach University in 2006.

There are no family relationships among any of our officers and directors.

Our Board of Directors does not have any committees. None of our directors is independent since they are officers of the Company.

Compensation of Directors

No member of our board of directors received any compensation for his services as a director during the year ended May 31, 2016.and currently no compensation arrangements are in place for the compensation of directors.

Executive Compensation

No compensation was paid, earned by, or accrued for, any executive officer of the company during the year ended May 31. 2016, and there were no equity awards granted to any executive officer during that year. At the end of the year ended May 31, 2016, no executive officer held any outstanding stock awards or stock options.

None of our executive officers has an employment agreement with our company.

Certain Relationships and Related Transactions, and Director Independence

From December 14, 2011 to January 20, 2017, we received advances from Algodon, our then principal shareholder, for a total of $125,987 and $74,000 at May 31, 2016 and 2015 respectively, and aggregating $150,087 at January 20, 2017. These advances carried no interest and were intended to be converted to equity in the future. These advances included $12,000 for the value of the services, shared office and space and management oversight incurred by Algodon.

3

Approval of an Agreement and Plan of Merger

Between our Company and our Newly-Organized Wholly-Owned Nevada Subsidiary

as a Result of which our Company will Become a Nevada Corporation Named

AiXin Life International, Inc. (the “Reincorporation Merger”)

We have entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Mercari would be merged with and into its newly-formed wholly-owned subsidiary, AiXin Life International, Inc., a Nevada corporation (“AiXin Life” or “AiXin Life”), as a result of which our state of incorporation will be changed from Colorado to Nevada (the “Reincorporation Merger”). The Merger Agreement and the Reincorporation Merger was approved by unanimous written consent in lieu of a meeting of our Board of Directors signed on the Record Date and by written consent of shareholders in lieu of a meeting of shareholders owning in the aggregate 96.50% of our outstanding voting shares as of the Record Date signed on the Record Date (the “Stockholder Consent”). A copy of the Merger Agreement is annexed as Appendix A to this Information Statement.

Reason for the Reincorporation Merger

Our Board of Directors believes that a change in our state of incorporation from Colorado to Nevada will meet our business needs and that the Colorado Business Corporations Act (“CBCA”) does not offer corporate law advantages comparable to those provided by the laws of the State of Nevada. Reincorporation from Colorado to Nevada also may make it easier to attract future candidates willing to serve on our board of directors.

The Reincorporation Merger is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board of Directors to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications simply by virtue of being subject to Nevada law. For example, in responding to an unsolicited bidder, the Nevada Revised Statutes authorizes directors to consider not only the interests of stockholders, but also the interests of employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. For a discussion of these and other differences between the laws of Colorado and Nevada, see “Significant Differences between Colorado and Nevada Law,” below.

Consequences of the Reincorporation Merger

The Reincorporation Merger will effect a change in the legal domicile of the Company from Colorado to Nevada, a change in the name of the Company to AiXin Life International, Inc. and other changes of a legal nature, the most significant of which are described below under the heading “Significant Differences between Colorado and Nevada Law.” However, the Reincorporation Merger will not result in any change in headquarters, business, management, location of our offices, assets, liabilities or net worth, other than as a result of the costs incident to the Reincorporation Merger. Our management, including all directors and officers, will remain the same in connection with the Reincorporation Merger and will assume identical positions with AiXin Life. There will be no employment agreements for executive officers or other direct or indirect interest of the current directors or executive officers of the Company in the Reincorporation Merger as a result of the reincorporation. Upon the effective time of the Reincorporation Merger, your shares of Mercari common stock will be converted into an equal number of shares of common stock of AiXin Life.

The authorized capital stock of Mercari consists of 20,000,000 shares of preferred stock, par value $0.001 per share, and 950,000,000 shares of common stock, par value $0.00001 per share. The authorized capital stock of AiXin Life will consist of 1,000,000 shares of preferred stock, par value $0.001 per share, and 500,000,000 shares of common stock, par value $0.001 per share. Holders of AiXin Life common stock will be entitled to equal voting rights, consisting of one vote per share on all matters submitted to a stockholder vote. Holders of AiXin Life common stock will not have cumulative voting rights. Therefore, holders of a majority of the shares of AiXin Life common stock voting for the election of directors will be able to elect all of the directors. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of AiXin Life stock entitled to vote will be required to constitute a quorum at any meeting of AiXin Life stockholders. A vote by the holders of a majority of AiXin Life’s outstanding shares will be required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our articles of incorporation. In the event of liquidation, dissolution or winding up of our company, either voluntarily or involuntarily, each outstanding share of AiXin Life common stock will be entitled to share equally in the assets of AiXin Life.

4

Holders of AiXin Life common stock will not have pre-emptive rights or conversion rights and there will be no redemption provisions applicable to AiXin Life common stock. Holders of AiXin Life common stock will be entitled to receive dividends when and as declared by AiXin Life’s board, out of funds legally available therefor.

The articles of incorporation of AiXin Life, like the articles of incorporation of Mercari, gives the Board of Directors the power to issue shares of preferred stock in one or more series without stockholder approval. The board of directors has the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock. The purpose of authorizing the board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of a corporation’s outstanding voting stock. AiXin Life has no present plans to issue any shares of preferred stock.

Operating as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. As a Nevada corporation, we will be governed by Nevada corporate law, while the Company is presently governed by Colorado law. Nevada law may constitute a comprehensive, flexible legal structure under which to operate. However, because of differences in the laws of these states, your rights as shareholders will change in several material respects as a result of the reincorporation. These matters are discussed in greater detail immediately below.

Potential Disadvantages of Reincorporation

Although our Board of Directors believes that the proposed reincorporation is in the best interests of both our company and our shareholders, it should be noted that many of the provisions of Nevada law have not yet received extensive scrutiny and interpretation. However, the Board of Directors believe that Nevada law will provide the Company with the comprehensive flexible structure which it needs to operate effectively.

Significant Differences between Colorado and Nevada Law

The rights of Mercari’s shareholders and Mercari’s articles of incorporation and bylaws are currently governed by Colorado law. The reincorporation shall be effectuated through a merger of Mercari with and into AiXin Life, its wholly owned subsidiary, a Nevada corporation, with AiXin Life as the surviving corporation. AiXin Life, as the surviving corporation, will file articles of merger with the Office of the Secretary of State of Nevada and will file a statement of merger with the Office of the Secretary of State of the State of Colorado. Accordingly, after the effective time of the Reincorporation Merger, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and bylaws of AiXin Life. The statutory corporate laws of the State of Nevada, as governed by Chapters 78 and 92A (concerning Mergers) of the Nevada Revised Statutes (“NRS”), are similar in many respects to those of Colorado, as governed by the Colorado Business Corporation Act (“CBCA”). However, there are certain differences that may affect your rights as a shareholder, as well as the corporate governance of the corporation. The following are summaries of material differences between the current rights of shareholders of Mercari and the rights of shareholders of AiXin Life following the consummation of the Reincorporation Merger.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to Chapters 78 (concerning Corporations, generally) and 92A (concerning Mergers) of the NRS, as well as the forms of the articles of incorporation and the bylaws of AiXin Life, which are attached as Appendices B and C, respectively, to this Information Statement, and which will come into effect concurrently with the consummation of the Reincorporation Merger.

Removal of Directors. Under Colorado law, the holders of a majority of shares then entitled to vote in an election of directors may remove a director with or without cause, unless the corporation’s articles of incorporation provide that directors may be removed only for cause. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

5

Fiduciary Duty and Business Judgment. Colorado and Nevada, like most jurisdictions, require that directors and officers of a corporation exercise their powers in good faith and with a view to the interests of the corporation. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis, and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements, and other financial data prepared or presented by corporate directors, officers, or employees who are reasonably believed to be reliable and competent. Professional reliance may also be extended to legal counsel, public accountants, advisers, bankers, or other persons as to matters the member reasonably believes are within such other person’s professional or expert competence. However, directors and officers may not rely on such information, opinions, reports, books of account, or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Colorado law, a director or officer of a corporation, in the performance of duties in that capacity, shall not have any fiduciary duty to any creditor of the corporation arising only from the status as a creditor. Under Nevada law, except as otherwise provided in a corporation’s articles of incorporation or specified sections of the NRS, a director or officer or a corporation is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Flexibility for Decisions, including Takeovers. Nevada provides directors with more discretion than Colorado in making corporate decisions, including decisions made in takeover situations. In Nevada, director and officer actions taken in response to a change or potential change in control that do not disenfranchise stockholders are granted the benefits of the business judgment rule. However, in the case of an action that impedes the rights of stockholders to vote for or remove directors, directors will only be given the advantages of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat. In exercising their powers in response to a change or potential change of control, directors and officers of Nevada corporations may consider the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, the interests of the community, and the economy.

Colorado does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. Thus, the flexibility granted to directors of Nevada corporations in the context of a hostile takeover are greater than those granted to directors of Colorado corporations.

Limitation on Personal Liability of Directors. Under Colorado law, if so provided in the articles of incorporation, a director is not personally liable for monetary damages to the corporation or any other person, except that liability is not eliminated or limited for any breach of the director’s duty of loyalty to the corporation or its shareholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, unlawful distributions, or any act which the director, directly or indirectly, derived an improper personal benefit. The Mercari articles of incorporation includes such an exculpatory provision.

Under Nevada law it is not necessary to adopt provisions in the articles of incorporation limiting personal liability as this limitation is provided by statute, unless the articles of incorporation limits the scope of the statutory protections. However, the Nevada provision differs from the Colorado provision in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Colorado provision excepts from the limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Third, Nevada law with respect to the elimination of liability for directors and officers expressly applies to liabilities owed to creditors of the corporation. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty and from obligations to the corporation’s creditors. The articles of incorporation of AiXin Life include an exculpatory provision which provides directors and officers with this heightened level of protection against personal liability.

6

Indemnification of Officers and Directors and Advancement of Expenses. Colorado and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Under Colorado and Nevada law, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys’ fees) and certain amounts paid in settlement, and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. The CBCA and the NRS each provide that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith.

Action by Written Consent of Directors. Both Colorado and Nevada law provide that, unless the articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders. Under Colorado law, shareholder action without a meeting may only be taken by written consent signed by the holders of all of the outstanding shares, unless the articles of incorporation provide that shareholder action may be taken without a meeting by shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing. Under Nevada law, unless prohibited by the articles of incorporation or by-laws of the corporation, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. The articles of incorporation of Mercari permit shareholder action by written consent. The articles of incorporation of AiXin Life do not include a restriction on shareholder action by written consent and the by-laws of AiXin Life authorize shareholder action by written consent.

Dividends and Other Distributions. Under Colorado and Nevada law, a corporation may make distributions to shareholders (subject to any restrictions contained in the corporation’s articles of incorporation) as long as, after giving effect to the distribution, (a) the corporation will be able to pay its debts as they become due in the usual course of business, and (b) the corporation’s total assets will not be less than the sum of its total liabilities plus (unless the articles of incorporation permits otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Restrictions on Business Combinations. Nevada law contains provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. A Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation. The articles of incorporation of AiXin Life do not include a provision by which AiXin Life elects to opt out of these provisions. Colorado law does not have similar restrictions.

Stockholder Vote for Mergers and Other Corporate Reorganizations. Colorado law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Under Nevada law, Board approval and authorization of stockholders by an absolute majority of outstanding shares entitled to vote is required for a merger or sale of all of the assets of a corporation. However it is not entirely clear under Nevada law if stockholder authorization is required for the sale of less than all of the assets of a corporation.

7

Dissenters’ Rights. In both Colorado and Nevada, dissenting shareholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a shareholder to receive cash equal to the fair market value of the shareholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such shareholder would otherwise receive in any such transaction.

Under Colorado law, appraisal rights are generally available for the shares of any class or series of stock of a Colorado corporation in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock that, at the record date for the meeting held to approve such transaction, were either (1) listed on a national securities exchange or (2) held of record by more than 2,000 stockholders. Even if the shares of any class or series of stock meet the requirements of subsections (1) or (2) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except cash, shares of stock of the issuing corporation or shares of stock of a corporation that is either listed on a national securities exchange or whose stock is held of record by more than 2,000 holders, or a combination thereof. Colorado allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee as a nominal plaintiff.

Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, (iii) a plan of exchange in which the corporation is a party, or (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. Holders of securities listed on a national securities exchange or held by at least 2,000 stockholders of record are generally not entitled to dissenters’ rights. This exception is not, however, available if the articles of incorporation of the corporation issuing the shares state that it is not available, or if the holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except cash, shares of stock as described in Nev. Rev. Stat. §92A.390(b), or a combination thereof. Nevada law prohibits a dissenting shareholder from voting his shares or receiving certain dividends or distributions after his dissent.

Special Meetings of the Stockholders. Colorado law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the bylaws or in a resolution of the Board to call a special stockholder meeting. In addition, a special meeting may be called by holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting. Nevada law permits special meetings of stockholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise. Under the by-laws of Mercari and AiXin Life, a special meeting of stockholders may be called upon the request of holders representing not less than ten percent of all votes entitled to be cast on any issue that may be properly proposed to be considered at such a special meeting.

Special Meetings Pursuant to Petition of Stockholders. Colorado law provides that a shareholder of a corporation may apply to the district court in which the principal address of the corporation within the State of Colorado is located, if the corporation does not have a principal office located within the State of Colorado, the district court in the county in which the registered agent of the corporation is located, if the corporation fails to hold an annual meeting for the election of directors within the earlier of six months after the close of the corporation’s most recently ended fiscal year or fifteen months after its last annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the Board.

Duration of Proxies. Under Colorado law, a proxy executed by a stockholder will remain valid for a period of eleven months, unless the proxy provides for a different period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

8

Shareholders’ List. Under Colorado law, a corporation is required to make available for inspection by any shareholder or such shareholder’s agent in connection with any meeting of shareholders, a list of shareholders and the number of shares owned by each shareholder beginning the earlier of ten days before the meeting for which the list was prepared or two business days after notice of the meeting is given and continuing through the meeting, and any adjournment thereof, at the corporation’s principal office or at a place identified in the notice of the meeting in the city in which the meeting will be held. There is no similar requirement under Nevada law.

Increasing or Decreasing Authorized Shares. Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Colorado law does not contain a similar provision.

Stockholder Inspection Rights. Under Colorado law, a shareholder is entitled to inspect and copy, during regular business hours at the corporation’s principal office, the articles of incorporation, bylaws, certain board and stockholders resolutions, all written communications to stockholders within the prior three years, a list of the names and business addresses of the corporation’s directors and officers, the corporation’s most recent annual report and all financial statements prepared for the periods ended during the last three years that a shareholder could have requested the same, only if the stockholder gives at least five business days’ prior written notice to the corporation, provided (i) the shareholder has been a shareholder for at least three months immediately preceding the demand to inspect or copy or is a shareholder of at least five percent of all of the outstanding shares of any class of shares of the corporation as of the date the demand is made; (ii) the demand is made in good faith and for a proper purpose; (iii) the shareholder describes with reasonable particularity the purpose and the records the shareholder desires to inspect; and (iv) the records are directly connected with the described purpose. Under Nevada law, certain stockholders have the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

AiXin Life International, Inc. (Nevada)

AiXin Life International, Inc., or AiXin Life, our wholly owned subsidiary, was incorporated under the Chapter 78 of the Nevada Revised Statutes on July 18, 2017 for the purpose of merging with Mercari. The address and phone number of AiXin Life’s principal office are the same as those of Mercari. Prior to the reincorporation merger, AiXin Life will have no material assets or liabilities and will not have carried on any business.

Upon completion of the Reincorporation Merger, the rights of the shareholders of AiXin Life will be governed by Chapters 78 and 92A (concerning Mergers) of the NRS and the articles of incorporation and the bylaws of AiXin Life (the “Nevada Articles of Incorporation” and the “Nevada Bylaws,” respectively). The Nevada Articles of Incorporation and the Nevada Bylaws are attached to this Proxy Statement as Appendices B and C, respectively. Except as described above under the caption “Significant Differences between Colorado and Nevada Law,” the rights of shareholders under the Nevada Articles of Incorporation and the Nevada Bylaws are substantially the same as under Mercari’s Articles of Incorporation and By-laws.

The Merger Agreement

The Merger Agreement provides that we will merge with and into AiXin Life, with AiXin Life being the surviving corporation. Pursuant to the Merger Agreement, AiXin Life will assume all assets and liabilities of the Company, including obligations under our outstanding indebtedness and contracts. Our existing board of directors and officers will become the board of directors and officers of AiXin Life for identical terms of office.

9

At the effective time of the Reincorporation Merger, each outstanding share of common stock, automatically will be converted into one share of common stock, par value $0.001, of AiXin Life (“Nevada common stock”). You will not have to exchange your existing stock certificates of Mercari for stock certificates of AiXin Life. However, after consummation of the Reincorporation Merger, any shareholder desiring a new form of stock certificate (at their option and at their expense) may submit the existing stock certificate to AiXin Life’s transfer agent for cancellation, and obtain a new Nevada form of certificate.

The Merger Agreement and the Reincorporation Merger was approved by unanimous written consent in lieu of a meeting of our Board of Directors signed on the Record Date and by written consent of shareholders in lieu of a meeting of shareholders owning in the aggregate 96.50% of Mercari’s outstanding voting shares as of the Record Date signed on the Record Date, and by the board of directors of AiXin Life and by our company, as the sole stockholder of AiXin Life.

The Merger Agreement may be terminated and abandoned by action of the Board of Directors of Mercari at any time prior to the effective time of the Reincorporation Merger, if the Board of Directors of Mercari determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of Mercari and its shareholders.

Certain Federal Income Tax Consequences of the Reincorporation.

Mercari intends the reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation Merger qualifies as a tax-free reorganization, the holders of Mercari common stock will not recognize any gain or loss under the Federal tax laws as a result of the consummation of the Reincorporation Merger, and neither will Mercari nor AiXin Life. Each shareholder will have the same basis in AiXin Life’s common stock received as a result of the reincorporation as that holder has in the common stock of Mercari held at the time the Reincorporation Merger is consummated. Each holder’s holding period in AiXin Life’s common stock received as a result of the Reincorporation Merger will include the period during which such holder held the common stock of Mercari at the time the Reincorporation Merger is consummated, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation Merger.

This Information Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Information Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Information Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Effective Time

It is anticipated that the Reincorporation Merger, and consequently the reincorporation, will become effective at the time set forth in each of the Articles of Merger to be filed with the Office of the Secretary of State of Nevada in accordance with Section 200 of Chapter 92A of the Nevada Revised Statutes and the filing of a Statement of Merger with the Office of the Secretary of State of Colorado in accordance with Part 3 of Article 90 of the CBCA, a statement of merger pursuant to Section 7-90-203.7. Under SEC regulations applicable to actions taken by stockholder consent requiring the distribution of an Information Statement to Shareholders, the Reincorporation Merger cannot be effected until 20 days after the distribution of this Information Statement to shareholders of Mercari. The Merger is subject to approval by the Financial Regulatory Authority and is expected to become effective on August 28, 2017.

10

Securities Act Consequences

The shares of AiXin Life common stock to be issued in exchange for shares of Mercari common stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that respect, AiXin Life is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has as its sole purpose a change in the domicile of the corporation does not involve the sale of the securities for purposes of the Securities Act. After the Merger, AiXin Life will be a publicly held company, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided. Stockholders whose shares of Mercari Common Stock are freely tradable before the Reincorporation Merger will continue to have freely tradable shares of the common stock of AiXin Life. Stockholders holding restricted shares of common stock of AiXin Life will be subject to the same restrictions on transfer as those to which their present shares of Mercari common stock are subject. In summary, AiXin Life and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation Merger as they were in Mercari and its shareholders prior to the Reincorporation Merger.

No Exchange of Stock Certificates Required

Shareholders are not required to exchange their stock certificates for new certificates representing shares of AiXin Life common stock. New stock certificates representing shares of AiXin Life common stock will not be issued to a stockholder until such shareholder submits one or more existing certificates for transfer, whether pursuant to sale or other disposition. However, shareholders (at their option and at their expense) may exchange their stock certificates for new certificates representing shares of AiXin Life common stock following the Effective Time of the Reincorporation Merger.

Accounting Treatment of the Reincorporation Merger

The Reincorporation Merger will be accounted for as a reverse merger whereby, for accounting purposes, Mercari will be considered the accounting acquiror and AiXin Life will be treated as the successor to the historical operations of Mercari. Accordingly, the historical financial statements of Mercari, which previously have been reported to the Securities and Exchange Commission on Forms 10-K and 10-Q, among others, as of and for all periods through the date of this information statement, will be treated as the financial statements of AiXin Life.

Appraisal and Dissenters’ Rights

Under applicable Colorado law concerning dissenting shareholder appraisal rights, Mercari shareholders who do not consent to the Merger Agreement and the Reincorporation Merger may, under certain conditions, become entitled to be paid cash for the fair market value of their Mercari common stock in lieu of receiving shares of AiXin Life common stock in accordance with the terms of the Merger Agreement.

Summarized below are the dissenters’ rights of the holders of Mercari common stock and the statutory procedures required to be followed in order to perfect such rights. A copy of Article 113 of the CBCA, which governs dissenters’ rights under the CBCA, is attached to this Information Statement as Appendix D. The following summary is qualified in its entirety by reference to Article 113 of the CBCA, and such Article should be reviewed carefully by holders of Mercari common stock. Failure to comply strictly with all conditions for asserting rights as a dissenting stockholder, including the time limits, will result in loss of such dissenters’ rights by the dissenting stockholder.

The Merger Agreement provides that shares of Mercari common stock that are outstanding immediately prior to the consummation of the Merger and have not been voted in favor of, or consented to, the Merger will not be entitled to receive shares of AiXin Life common stock if the holder of the shares validly exercises and perfects statutory appraisal rights with respect to the shares. However, the shares will be automatically converted into the right to receive shares of AiXin Life common stock on the same basis that all other shares of Mercari capital stock are converted in the Merger when and if the holder of those shares withdraws his, her or its demand for appraisal or otherwise becomes legally ineligible to exercise appraisal rights.

11

Any shareholder who wishes to exercise dissenter’s appraisal rights under Article 113 of the CBCA or who wishes to preserve his, her or its right to do so should review Appendix D carefully. Failure to comply with the procedures set forth therein will result in the loss of such rights.

Under Article 113 of the CBCA, you must follow the procedures set forth in Section 7-113-204 to receive a cash payment of the fair value of those shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, at the rate specified in Section 7-113-101. You should be aware that the fair value of your shares of Mercari common stock as determined by Section 7-113-206 could be more than, the same as or less than the shares of AiXin Life common stock you would have received in the Merger if you did not seek appraisal of your shares.

A holder of Mercari common stock who wishes to assert dissenters’ rights under Article 113 of the CBCA must (i) cause us to receive written notice of the holder’s intention to demand a cash payment for the holder’s shares of Mercari common stock if the merger is effectuated; and (ii) not vote the shares of Mercari common stock in favor of the merger. A holder of Mercari common stock failing to satisfy these requirements will not be entitled to dissenters’ rights under Article 113.

We must give a written dissenters’ notice to all Mercari shareholders who are entitled to demand a cash payment for their shares under Article 113 (the “Dissenters’ Notice”) within ten days after the merger is effected. The Dissenters’ Notice must: (i) state that the merger was authorized and state the effective date or the proposed effective date of the merger; (ii) state an address at which it will receive cash payment demands and the address of a place where certificates for certificated shares must be deposited; (iii) supply a form for demanding a cash payment, which form shall request a dissenter to state an address to which a cash payment is to be made (the “Demand Notice”); (iv) set the date by which it must receive a cash payment demand and certificates for uncertificated shares, which date may not be less than 30 days after the date that the Dissenters’ Notice is given; (v) state the requirement regarding the dissent by record holders with respect to shares held by beneficial owners, as permitted by Section 7-113-103(3) of the CBCA; and (vi) be accompanied by a copy of Article 113. THIS INFORMATION STATEMENT WILL CONSTITUTE NOTICE TO THE HOLDERS OF MERCARI COMMON STOCK IN ACCORDANCE WITH SECTION 7-113-203 OF THE CBCA.

The Merger is subject to approval by the Financial Regulatory Authority and is expected to become effective on August 28, 2017.

A shareholder who wishes to obtain a cash payment for his or her shares of Mercari common stock must demand a cash payment by submitting A Demand Notice, or by stating such demand in another writing, and depositing the shareholder’s certificate(s) for certificated shares. A COPY OF THE FORM OF DEMAND NOTICE IS ANNEXED TO THIS INFORMATION STATEMENT AS APPENDIX E. DEMAND NOTICES, TOGETHER WITH CERTIFICATES EVIDENCING THE SHARES OF MERCARI COMMON STOCK OWNED BY SUCH DISSENTING SHAREHOLDERS, MUST BE SENT OR DELIVERED TO MERCARI COMMUNICATIONS GROUP, LTD., C/O EATON & VAN WINKLE LLP, 3 PARK AVENUE, 16TH FLOOR, NEW YORK, NY 10016, ATTENTION: VINCENT MCGILL, ESQ. BY NOT LATER THAN SEPTEMBER, 27, 2017.

We may restrict the transfer of any shares not represented by a certificate from the date the demand for cash payment is received. The shareholder demanding a cash payment in accordance with Section 7-113-204 shall retain all rights of a shareholder, except the right to transfer shares, until the effective date of the merger. A shareholder who does not provide demand for a cash payment by the dates set forth in the Dissenter’s Notice and in accordance with Section 7-113-204 will not be entitled to a cash payment for his, her or its shares of Mercari common stock as provided in the CBCA.

Pursuant to Sections 7-113-206 and 207 of the CBCA, upon the effective date of the merger or upon receipt of a cash payment demand, whichever is later, we must pay each dissenter who complied with Section 7-113-204 the amount of cash that we estimate to be the fair market value of the shares, plus accrued interest. The cash payment must be accompanied by (i) certain financial information regarding us; (ii) a statement of our estimate of the fair value of the shares; (iii) an explanation of how the interest was calculated; (iv) a statement of the dissenter’s right to demand a cash payment under Section 7-113-209; and (v) a copy of Section 7-113-206 of the CBCA.

12

Section 7-113-208 of the CBCA permits us to require each shareholder to certify in writing, or in the dissenter’s cash payment demand, whether or not the dissenter acquired beneficial ownership of his, her or its shares of Mercari common stock before the date of the first announcement to the news media or to the shareholders, such date to be set forth in the dissenters’ notice. If any dissenter does not so certify in writing, we may offer to make a cash payment if the dissenter agrees to accept such payment in full satisfaction of the demand for a cash payment.

A dissenter may give written notice to us, within 30 days after we make or offer a cash payment for the dissenter’s shares of our common stock, of the dissenter’s estimate of the fair value of such shares and of the amount of interest due and may demand cash payment of such estimate, or reject our offer under Section 7-113-208 and demand a cash payment of the fair value of the shares and interest due if: (i) the dissenter believes that the amount of cash paid pursuant to Section 7-113-206 or offered pursuant to Section 7-113-208 is less than the full value of his, her or its shares of Mercari common stock or that the interest due was incorrectly calculated; (ii) we fail to make a cash payment as required under Section 7-113-206 within the time specified above; or (iii) we do not return the deposited certificates as required by Section 7-113-207. Dissenters who do not give the required notice waive the right to demand a cash payment under Section 7-113-209.

If a demand for a cash payment under Section 7-113-209 remains unresolved, we may, within 60 days after receiving the cash payment demand, petition the court to determine the fair value of the shares of Mercari common stock and accrued interest. All dissenters whose demands remain unsettled would be made a party to such a proceeding. Each dissenter is entitled to judgment for the amount the court finds to be the fair value of the shares of Mercari common stock, plus interest, less any amount paid by us. The costs associated with this proceeding shall be assessed against us, unless the court finds that all or some of the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding cash payment under Section 7-113-209, in which case the court may assess the costs in the amount the court finds equitable against some or all of the dissenters. The court may also assess the fees and expenses of counsel and experts for the respective parties in amounts the court finds equitable, against us or the dissenters. If we do not commence a proceeding within the 60-day period, we must pay each dissenter whose demand remains unsettled the amount of cash demanded.

Available Information

We file annual, quarterly and periodic reports, proxy statements and other information with the SEC. These filings are available to the public on the Internet at the SEC’s web site, http://www.sec.gov. The SEC’s web site contains reports, proxy statements and other information regarding issuers, like us, that file these reports, statements and other documents electronically with the SEC. You can also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the SEC’s Public Reference Section at that address. Please call the SEC at 1-800-SEC-0330 for further information regarding the operation of the Public Reference Room.

July 24, 2017	By order of the Board of Directors,

Quanzhong Lin,
Chief Executive Officer

13

APPENDIX A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (hereinafter called this “Agreement”), dated as of July 21, 2017, is entered into between Mercari Communications Group, Ltd., a Colorado corporation (the “Company”) and AiXin Life International, Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“AiXin Life”).

Preliminary Statement

The Company, whose shares of common stock are registered under Section 12(g) of the Securities Act of 1934, as amended (the “Exchange Act”), desires to reincorporate as a Nevada corporation. The Company has formed AiXin Life in order to effect the reincorporation.

The board of directors of each of the Company and AiXin Life deems it advisable and in the best interests of such corporations and their respective stockholders, that the Company be merged with and into AiXin Life, upon the terms and subject to the conditions herein stated, and that AiXin Life be the surviving corporation (the “Reincorporation Merger”).

NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agree as follows:

ARTICLE I

THE REINCORPORATION MERGER; EFFECTIVE TIME

1.1. The Reincorporation Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into AiXin Life whereupon the separate existence of the Company shall cease. AiXin Life shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be governed by the laws of the State of Nevada. The Reincorporation Merger shall have the effects specified in Section 7-90-204 of the Colorado Business Corporation Act (the “CBCA”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

1.2. Effective Time. Provided that the conditions set forth in Section 5.1 have been fulfilled in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and AiXin Life shall cause Articles of Merger to be executed and filed with the Office of the Secretary of State of Nevada (the “Nevada Articles of Merger”) and Articles of Merger to be executed and filed with the Secretary of State of Colorado (the “Colorado Articles of Merger”). The Reincorporation Merger shall become effective upon the date and time specified in the Nevada Articles of Merger and the Colorado Articles of Merger (the “Effective Time”).

ARTICLE II

CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

2.1. The Articles of Incorporation. The articles of incorporation of AiXin Life in effect at the Effective Time shall be the articles of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

2.2. The Bylaws. The bylaws of AiXin Life in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

1

ARTICLE III

OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

3.1. Officers. The officers of AiXin Life at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.2. Directors. The directors of AiXin Life at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV

EFFECT OF MERGER ON CAPITAL STOCK

4.1. Effect of Merger on Capital Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, AiXin Life or the stockholders of the Company:

(a) Each share of common stock of the Company, par value $0.0001, other than shares (“Dissenting Shares”) that are owned by shareholders (“Dissenting Stockholders”) exercising dissenters’ rights pursuant to Section 7-113-102 of the CBCA outstanding immediately prior to the Effective Time, shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock, par value $0.001, of AiXin Life (“Nevada common stock”), with the same rights, powers and privileges as the shares so converted and all shares of common stock of the Company shall be cancelled and retired and shall cease to exist.

(b) Each option, warrant, or other security of the Company issued and outstanding immediately prior to the Effective Time shall be (i) converted into and shall be an identical security of AiXin Life, and (ii) in the case of securities to acquire common stock, converted into the right to acquire the number of shares of Nevada common stock equal to the number of shares of Colorado common stock that were acquirable pursuant to such option, warrant, or other security at the Effective Date. The same number of shares of Nevada common stock shall be reserved for purposes of the exercise of such options, warrants, or other securities as is equal to the number of shares of the common stock so reserved as of the Effective Time.

(c) Each share of Nevada common stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

4.2. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Colorado common stock (other than Dissenting Shares), or options, warrants, or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent a number of shares of Nevada common stock equal to the number of shares of Colorado common stock represented thereby or that were acquirable pursuant to such options, warrants, or other securities of AiXin Life, as the case may be, into which the shares of common stock, options, warrants, or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Colorado common stock, options, warrants, or other securities of AiXin Life, as the case may be, evidenced by such outstanding certificate, as above provided.

4.3 Dissenters’ Rights. No Dissenting Stockholder shall be entitled to shares of Nevada common stock under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to dissent from the Reincorporation Merger under Section 7-90-204 of the CBCA, and any Dissenting Stockholder shall be entitled to receive only the payment provided by Section 7-113-206 of the CBCA with respect to Dissenting Shares owned by such Dissenting Stockholder (“Dissenter Rights”). If any person or entity who otherwise would be deemed a Dissenting Stockholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Nevada common stock pursuant to Section 4.1 hereof.

ARTICLE V

CONDITIONS

5.1. Shareholder Approval of Reincorporation Merger. The respective obligation of each party hereto to effect the Reincorporation Merger is subject to approval of this Agreement and the transactions contemplated hereby by the holders of a majority of the outstanding shares of the common stock of the Company pursuant to Section 7-111-103(5) of the CBCA by written consent of shareholders in accordance with the provisions of Article XVII of the Company’s Articles of Incorporation.

5.2 Information Statement. The Company shall file with the Securities and Exchange Commission and distribute to its stockholders an information statement pursuant to Regulation 14C of the Exchange Act, which information statement shall discuss the terms of the Reincorporation Merger and advise shareholders of their Dissenter’s Rights.

5.3 Approval of Financial Regulatory Authority. The Merger is subject to approval by the Financial Regulatory Authority.

2

ARTICLE VI

TERMINATION

6.1. Termination. This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the stockholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or AiXin Life, or any of their respective stockholders, directors or officers.

ARTICLE VII

MISCELLANEOUS AND GENERAL

7.1. Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of common stock of the Company shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of the Company, (ii) alter or change any provision of the articles of incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (iii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

7.2. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

7.3. Governing Law. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Nevada, without regard to the conflict of law principles thereof.

3

7.4. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

7.5. No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

7.6. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

7.7. Headings. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

Mercari Communications Group, Ltd. a Colorado corporation

By:	/s / Quanzhong Lin
Quanzhong Lin Chief Executive Officer

AiXin Life International, Inc. a Nevada corporation

By:	/s/ Quanzhong Lin
Quanzhong Lin Chief Executive Officer

4

APPENDIX B

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

040104

Filed in the office of	Document Number
Barbara K. Cegavske	20170307231-66
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 07/18/2017 2:30 PM
	Entity Number E0339632017-6

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: AiXin Life International, Inc.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: CSC Services of Nevada, Inc.
Name

[ ] Noncommercial Registered Agent (name and address below) OR [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Street Address	City	Nevada	Zip Code
Mailing Address (if different from street address)	City	Nevada	Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares with par value: 501,000,000 See Att. 1 Par value per share: $ $0.001 Number of shares without par value:

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) Ethan Chuang
Name

Street Address	City	State	Zip Code
1120 Sixth Avenue	New York	NY	10036

2) Quanzhong Lin
Name

Street Address	City	State	Zip Code
9 An Rong Lu Jingniu	Chengdu		China

5. Purpose: (optional; required only if Benefit Corporation status selected)

The purpose of the corporation shall be: To engage in any lawful act or activity for which corporations may be organized and incorporated under Nevada law.

6. Benefit Corporation: (see instructions) [ ] Yes

7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

Vincent McGill
Name

X [signature]
Incorporator Signature

Address	City	State	Zip Code
3 Park Avenue	New York	NY	10016

8. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X [signature]
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

7/18/2017
Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 78 Articles
Revised: 11-13-13

APPENDIX C

BYLAWS

OF

AiXin Life International. Inc.

(A Nevada corporation)

ARTICLE I

STOCKHOLDERS

Section 1.1. Annual Meetings. If required by applicable law or under the rules or regulations of any securities exchange or inter-dealer quotation service upon or through which the securities of the Corporation are listed or quoted (a “Listing Body”), an annual meeting of stockholders shall be held each year at such date, time and place, as may be designated by the board of directors (the “Board of Directors”) from time to time. At such meeting, the holders of the Corporation’s voting securities entitled to vote thereon shall elect the Board of Directors and shall transact such other business as may be brought properly before the meeting.

Section 1.2. Special Meetings.

1.2.1. Special meetings of stockholders entitled to vote at such meeting may be called at any time by the Chairman of the Board of Directors, the President (if he is also a member of the Board of Directors) or the Board of Directors, to be held at such date, time and place as may be determined by such person or persons calling the meeting and stated in the notice of the meeting. A special meeting shall be called by the President or the Secretary upon one or more written demands (which shall state the purpose or purposes therefore) signed and dated by the holders of shares representing not less than ten percent of all votes entitled to be cast on any issue(s) that may be properly proposed to be considered at the special meeting. If no place is designated in the notice, the place of the meeting shall be the principal office of the Corporation.

1.2.2. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of such meeting.

Section 1.3. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting stating the place, if any, date and hour of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting. Unless otherwise provided by law, the Articles of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. Notice may be given by any means permitted by law. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

Section 1.4. Adjournments. Any meeting of stockholders, annual or special, may be adjourned from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time, place thereof, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1

Section 1.5. Quorum. At each meeting of stockholders, except where otherwise provided by law or the Articles of Incorporation or these Bylaws, the holders of a majority in voting power of the outstanding shares of stock entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum. Shares entitled to vote as a separate class or series may take action on a matter at a meeting only if a quorum of those shares is present. For purposes of the foregoing, where a separate vote by class or classes or a series or multiple series is required for any matter, unless stated elsewhere the holders of a majority in voting power of the outstanding shares of such class or classes or a series or multiple series, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter. In the absence of a quorum of the holders of any class or series of stock entitled to vote on a matter, the holders of such class or series so present or represented may, by majority vote, adjourn the meeting of such class or series with respect to that matter from time to time in the manner provided by Section 1.4 of these Bylaws until a quorum of such class or series shall be so present or represented. Shares of its own capital stock belonging on the record date for a meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.6. Organization.

1.6.1. The chairman of the annual or any special meeting of the stockholders shall be the Chairman of the Board of Directors, or in the absence of the Chairman, any person designated by the Board of Directors. The Secretary, or in the absence of the Secretary, an Assistant Secretary, shall act as the secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.6.2. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the adjournment of any meeting, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls. The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from a ruling of the chairman.

1.6.3. If disorder shall arise that prevents continuation of the legitimate business of the meeting, the chairman may announce the adjournment of the meeting and quit the chair and upon the chairman so doing the meeting is immediately adjourned.

1.6.4. The chairman may ask or require that anyone who is not a bona fide stockholder or proxyholder leave the meeting.

Section 1.7. Inspectors. Prior to any meeting of stockholders, the Board of Directors may, and shall if required by law, appoint one or more inspectors to act at such meeting and make a written report thereof and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting may, and shall if required by law, appoint one or more inspectors to act at the meeting. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any matter other than a vote for or against such director’s or officer’s election to any position with the Corporation or on any other matter in which such officer or director may be directly interested. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons to assist them in the performance of their duties. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxy or vote, nor any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law.

2

Section 1.8. Voting; Proxies.

1.8.1. Unless otherwise provided in the Articles of Incorporation, or any certificate of designation authorizing the issuance of any series or class of capital stock of the Corporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after six months from its date, unless coupled with an interest or unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or represented by proxy at such meeting shall so determine. Except where applicable law, the rules or regulations of a Listing Body, the Articles of Incorporation or these Bylaws require a different vote, if a quorum exists, action on a matter other than the election of directors is approved if the votes cast favoring the action exceed the votes cast opposing the action. In an election of directors, a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director. For purposes of these Bylaws, “votes cast” shall mean all votes cast in favor of and against a particular proposal or matter, but shall not include “abstentions or broker non-votes.

1.8.2. The voting rights of shares of Common Stock shall only be as required by applicable law or the Articles of Incorporation.

Section 1.9 Notice of Stockholder Business and Nominations. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) by or at the direction of the Chairman of the Board or the Board of Directors pursuant to a resolution adopted by a majority of the whole Board or (ii) by any stockholder of the Corporation that is entitled to vote at the meeting with respect to the election of directors or the business to be proposed by such stockholder, as the case may be, who complies with the notice procedures set forth below and that is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation as provided below.

For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must be a proper subject for stockholder action under applicable law. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not less than 75 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of the seventy-fifth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and a beneficial owner on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

3

Notwithstanding anything in the second sentence of the preceding paragraph to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 80 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by the preceding paragraph also shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation. For purposes of this Section, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act.

Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Chairman of the Board or the Board of Directors pursuant to a resolution adopted by a majority of the whole Board or (ii) by any stockholder of the Corporation that is entitled to vote at the meeting with respect to the election of directors, that complies with the notice procedures set forth in the second paragraph of this Section and that is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation as provided below. Nominations by stockholders of persons for election to the Board of Directors may be made at a special meeting of stockholders if the stockholder’s notice as required by the preceding paragraph shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the ninetieth day prior to the special meeting and not later than the close of business on the later of the sixtieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

Only persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section.

Except as otherwise provided by law, the Articles of Incorporation or this Section, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section and, if any proposed nomination or business is not in compliance with this Section, to declare that such defective nomination or proposal shall be disregarded.

Notwithstanding the foregoing provisions of this Section, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section. Nothing in this Section shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy materials with respect to a meeting of stockholders pursuant to Rule 14a-8 under Exchange Act or (ii) of the holders of any series of Preferred Stock or any other series or class of stock as set forth in the Articles of Incorporation to elect directors under specified circumstances or to consent to specific actions taken by the Corporation.

4

Section 1.10. Fixing Date for Determination of Stockholders of Record.

1.10.1. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

1.10.2. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

1.10.3. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 1.11. Written Consent of Stockholders Without a Meeting. Any action to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation at its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

Section 1.12. Meeting by Remote Communication. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

5

ARTICLE II

BOARD OF DIRECTORS

Section 2.1. Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Articles of Incorporation. The Board of Directors shall consist of not less than one member, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors must be natural persons at least eighteen years of age but need not be stockholders of the Corporation.

Section 2.2. Election; Term of Office; Resignation; Removal; Newly Created Directorships; Vacancies; Director Emeritus.

2.2.1. Election; Term of Office. The Board of Directors shall be elected at each annual meeting of stockholders by the holders of the shares of the Corporation entitled to vote thereon. Each director shall hold office until the next annual meeting of stockholders, and until the director’s successor is elected and qualified or until the director’s prior death, resignation, removal or disqualification.

2.2.2. Resignation. Any director may resign at any time upon written notice to the Board of Directors or to the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or such officer, and the acceptance of such resignation shall not be necessary to make it effective.

2.2.3. Removal. Except as otherwise provided by law, any director may be removed, with or without cause, at any time by the affirmative vote of stockholders holding of record in the aggregate at least two-thirds of the outstanding shares of stock of the Corporation. A vacancy on the Board of Directors caused by any such removal may be filled by a majority of the remaining directors at any time before the end of the unexpired term.

2.2.4. Newly Created Directorships; Vacancies. Unless otherwise provided in the Articles of Incorporation or these Bylaws, newly created directorships resulting from any increase in the authorized number of directors between annual meetings shall be filled by the affirmative vote of a majority of the members of the Board of Directors even if the remaining directors constitute less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of such director’s predecessor in office.

Section 2.3. Annual and Regular Meetings. The Board of Directors shall hold its annual meeting without notice on the same day and the same place as, but just following, the annual meeting of stockholders, or at such other date, time and place as may be determined by the Board of Directors. Regular meetings of the Board of Directors shall be held without notice at such dates, times and places as may be determined by the Board of Directors by resolution.

Section 2.4. Special Meetings; Notice.

2.4.1. Special meetings of the Board of Directors may be held, with proper notice, upon the call of the Chairman of the Board of Directors or by at a majority of the Board of Directors, at such time and place as specified in the notice.

2.4.2. Notice of the date, time and place of each special meeting of the Board of Directors shall be given to each director at least 24 hours prior to such meeting. The notice of a special meeting of the Board of Directors need not state the purposes of the meeting. Notice to each director of any special meeting may be given in person; by telephone, electronically transmitted facsimile, electronic mail or other means of wire or electronic transmission; or by mail or private carrier. Oral notice to a director of any special meeting is effective when communicated. Written notice to a director of any special meeting is effective at the earliest of: (i) the date received; (ii) five days after it is mailed; (iii) the date shown on the return receipt if mailed by registered or certified mail, return receipt requested, if the return receipt is signed by or on behalf of the director to whom the notice is addressed; (iv) or two business days after delivery by a nationally recognized carrier.

Section 2.5. Participation in Meetings by Conference Telephone Permitted. Directors or members of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or of such committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

6

Section 2.6. Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the directors then in office shall constitute a quorum for the transaction of business at such meeting. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In case at any meeting of the Board of Directors a quorum shall not be present, a majority of the directors present may, without notice other than announcement at the meeting, adjourn the meeting from time to time until a quorum can be obtained.

Section 2.7. Organization. The Board of Directors shall elect a Chairman of the Board of Directors from among its members. If the Board of Directors deems it necessary, it may elect a Vice-Chairman of the Board of Directors from among its members to perform the duties of the Chairman of the Board of Directors in such chairman’s absence and such other duties as the Board of Directors may assign. The Chairman of the Board of Directors or, in his absence, the Vice-Chairman of the Board of Directors, or in his absence, any director chosen by a majority of the directors present, shall act as chairperson of the meetings of the Board of Directors. The Secretary, any Assistant Secretary, or any other person appointed by the chairperson shall act as secretary of each meeting of the Board of Directors.

Section 2.8. Action by Directors Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission are filed with the minutes of proceedings of the Board of Directors or committee. Such filings shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 2.9. Compensation of Directors. The Board of Directors shall determine and fix the compensation, if any, and the reimbursement of expenses which shall be allowed and paid to the directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity or any of its subsidiaries in any other capacity and receiving proper compensation therefore.

Section 2.10. Committees. The Board of Directors may, by a vote of the majority of the directors then in office, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors or in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation.

Section 2.11. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws. Each committee shall prepare minutes of its meetings which shall be delivered to the Secretary of the Corporation for inclusion in the Corporation’s records.

ARTICLE III

OFFICERS

Section 3.1. Officers; Election. The Board of Directors shall, annually or at such times as the Board of Directors may designate, appoint a President, a Secretary and a Treasurer, and elect from among its members a Chairman. The Board of Directors may also appoint one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers and such other officers as the Board of Directors may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. The Board of Directors may delegate, by specific resolution, to an officer the power to appoint other specified officers or assistant officers. Any number of offices may be held by the same person. Each officer shall be a natural person who is eighteen years of age or older.

7

Section 3.2. Term of Office; Resignation; Removal; Vacancies. Unless otherwise provided in the resolution of the Board of Directors appointing any officer, each officer shall hold office until the next annual meeting of the Board of Directors at which such officer’s successor is appointed and qualified or until such officer’s earlier death, resignation or removal. Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board of Directors may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the appointment of an officer shall not of itself create contractual rights. The Board of Directors may also delegate to an officer the power to remove other specified officers or assistant officers. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board of Directors. An officer appointed to fill a vacancy shall serve for the unexpired term of such officer’s predecessor, or until such officer’s earlier death, resignation or removal.

Section 3.3. Temporary Delegation of Duties. In the case of the absence of any officer, or his inability to perform his duties, or for any other reason deemed sufficient by the Board of Directors, the Board of Directors may delegate the powers and duties of such officer to any other officer or to any director temporarily, provided that a majority of the directors then in office concur and that no such delegation shall result in giving to the same person conflicting duties.

Section 3.4. Chairman. The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors or as may be provided by law.

Section 3.5. Chief Executive Officer. The Chief Executive Officer (the “CEO”), if one is appointed by the Board of Directors, shall perform all duties customarily delegated to the chief executive officer of a corporation and such other duties as may from time to time be assigned to the CEO by the Board of Directors and these Bylaws.

Section 3.6. President. If there is no separate CEO, the President shall be the CEO of the Corporation; otherwise, the President shall be responsible to the CEO for the day-to-day operations of the Corporation. The President shall have general and active management of the business of the Corporation; shall see that all orders and resolutions of the Board of Directors are carried into effect; and shall perform all duties as may from time to time be assigned by the Board of Directors or the CEO.

Section 3.7. Vice Presidents. The Vice President or Vice Presidents shall have such powers and shall perform such duties as may, from time to time, be assigned to him or her or them by the Board of Directors, the CEO or the President or as may be provided by law.

Section 3.8. Secretary. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees thereof in a book to be kept for that purpose, shall authenticate records of the Corporation, shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the CEO or the President or as may be provided by law.

Section 3.9. Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board of Directors may determine. The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall maintain books of account and records and exhibit such books of account and records to any of the directors of the Corporation at any reasonable time, shall receive and give receipts for monies due and payable to the Corporation from any source whatsoever, shall render to the CEO, the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation, and, if called to do so, make a full financial report at the annual meeting of the stockholders, and, in general, shall perform all the duties incident to the office of treasurer of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the CEO or the President or as may be provided by law.

8

Section 3.10. Assistant Secretaries and Assistant Treasurers. The Assistant Secretaries and Assistant Treasurers, if any, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, the CEO or the Board of Directors. In the absence or at the request of the Secretary or the Treasurer, the Assistant Secretaries or Assistant Treasurers, respectively, shall perform the duties and exercise the powers of the Secretary or Treasurer, as the case may be.

Section 3.11. Other Officers. The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board of Directors.

Section 3.12. Compensation. The salaries and other compensation of the officers shall be fixed or authorized from time to time by the Board of Directors. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director of the Corporation.

ARTICLE IV

STOCK

Section 4.1. Stock Certificates and Uncertificated Shares. The shares of stock in the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, representing the number of shares of stock registered in certificate form owned by such holder. Any and all the signatures on the certificate may be by a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 4.2. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond in such form and amount (not exceeding twice the value of the stock represented by such certificate) and with such surety and sureties as the Secretary may require in order to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Section 4.3. Transfer of Stock. Subject to any transfer restrictions set forth or referred to on the stock certificate or of which the Corporation otherwise has notice, shares of the Corporation shall be transferable on the books of the Corporation upon presentation to the Corporation or to the Corporation’s transfer agent of a stock certificate signed by, or accompanied by an executed assignment form, from the holder of record thereof, his duly authorized legal representative, or other appropriate person as permitted by Chapter 78 of the Nevada Revised Statutes or other applicable law. The Corporation may require that any transfer of shares be accompanied by proper evidence reasonably satisfactory to the Corporation or to the Corporation’s transfer agent that such endorsement is genuine and effective. Upon presentation of shares for transfer as provided above, the payment of all taxes, if any, therefor, and the satisfaction of any other requirement of law, including inquiry into and discharge of any adverse claims of which the Corporation has notice, the Corporation shall issue a new certificate to the person entitled thereto and cancel the old certificate. Every transfer of stock shall be entered on the stock books of the Corporation to accurately reflect the record ownership of each share. The Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the capital stock of the Corporation.

9

Section 4.4. Preferred Stock. Shares of preferred stock shall be issued by the Corporation only after filing a certificate of designation as described in the Corporation’s Articles of Incorporation with the Nevada Secretary of State and satisfying all other requirements of the Articles of Incorporation and Chapter 78 of the Nevada Revised Statutes with respect thereto.

Section 4.5. Holders of Record. The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as may be required by the laws of Nevada.

ARTICLE V

EXECUTION OF INSTRUMENTS; CHECKS AND ENDORSEMENTS; DEPOSITS; ETC.

Section 5.1. Execution of Instruments. Except as otherwise provided by the Board of Directors, the Chairman, the CEO, the President, any Vice President, the Treasurer or the Secretary shall have the power to execute and deliver on behalf of and in the name of the Corporation any instrument requiring the signature of an officer of the Corporation. Unless authorized to do so by these Bylaws or by the Board of Directors, no assistant officer, agent or employee shall have any power or authority to bind the Corporation in any way, to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

Section 5.2. Checks and Endorsements. All checks, drafts or other orders for the payment of money, obligations, notes or other evidences of indebtedness issued in the name of the Corporation and other such instruments shall be signed or endorsed for the Corporation by such officers or agents of the Corporation as shall from time to time be determined by resolution of the Board of Directors, which resolution may provide for the use of facsimile signatures.

Section 5.3. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the Corporation’s credit in such banks or other depositories as shall from time to time be determined by resolution of the Board of Directors, which resolution may specify the officers or agents of the Corporation who shall have the power, and the manner in which such power shall be exercised, to make such deposits and to endorse, assign and deliver for collection and deposit checks, drafts and other orders for the payment of money payable to the Corporation or its order.

Section 5.4. Voting of Securities and Other Entities. Unless otherwise provided by resolution of the Board of Directors, the Chairman, Chief Executive Officer, or the President, or any officer designated in writing by any of them, is authorized to attend in person, or may execute written instruments appointing a proxy or proxies to represent the Corporation, at all meetings of any corporation, partnership, limited liability company, association, joint venture, or other entity in which the Corporation holds any securities or other interests and may execute written waivers of notice with respect to any such meetings. At all such meetings, any of the foregoing officers, in person or by proxy as aforesaid and subject to the instructions, if any, of the Board of Directors, may vote the securities or interests so held by the Corporation, may execute any other instruments with respect to such securities or interests, and may exercise any and all rights and powers incident to the ownership of said securities or interests. Any of the foregoing officers may execute one or more written consents to action taken in lieu of a formal meeting of such corporation, partnership, limited liability company, association, joint venture, or other entity.

10

ARTICLE VI

INDEMNIFICATION AND LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS

Section 6.1 Indemnification.

(a) Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by the reason of the fact that he or she, or a person with whom he or she is a legal representative, is or was a director or officer of the Corporation, or who is serving at the request of the Corporation as a director or officer of another corporation, or is a representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys’ fees, judgments, fines, and amounts paid or to be paid in a settlement) reasonably incurred or suffered by him or her in connection therewith. The right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil suit or proceeding must be paid by the Corporation as incurred and in advance of the final disposition of the action, suit, or proceeding, under receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right of such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this article.

(b) Without limiting the application of the foregoing, the Board of Directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the corporation to purchase or maintain insurance on behalf of any person who is or was a director or officer of the corporation or who is serving at the request of the corporation as an officer, director or representative of any other entity or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

(c) Any repeal or modification of the above provisions of this Article VI, approved by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the corporation existing as of the time of such repeal or modification. In the event of any conflict between the above indemnification provisions, and any other Article of the Articles, the terms and provisions of this Article VI shall control.

Section 6.2 Limitation on Liability of Directors and Officers. Unless otherwise provided by law, a director or officer is not individually liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his individual capacity as a director or officer unless it is proven that his act or failure to act constituted a breach of his fiduciary duties as a director or officer and his breach of those duties involved intentional misconduct, fraud, or a knowing violation of law. If Chapter78 of the Nevada Revised Statutes (“NRS”), or any successor statute, is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the corporation shall be eliminated or limited to the fullest extent permitted by Chapter 78 of the NRS as so amended from time to time. Neither any amendment nor repeal of this Article VI, nor the adoption of any provision of the Articles of Incorporation inconsistent with this Article VI, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.

Section 6.3 Contracts or Other Transactions with Interested Persons. No contract or other transaction of the corporation with any other person, firm or corporation, or in which this corporation is interested, shall be affected or invalidated by: (i) the fact that any one or more of the directors or officers of the corporation is interested in or is a director or officer of such other firm or corporation; or, (ii) the fact that any director or officer of the corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction, so long as the contract or transaction is authorized, approved or ratified at a meeting of the Board of Directors by sufficient vote thereon by directors not interested therein, to which such fact of relationship or interest has been disclosed, or the contract or transaction has been approved or ratified by vote or written consent of the stockholders entitled to vote, to whom such fact of relationship or interest has been disclosed, or so long as the contract or transaction is fair and reasonable to the corporation. Each person who may become a director or officer of the corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the corporation for the benefit of himself or any firm or corporation in which he may in any way be interested.

11

ARTICLE VII

MISCELLANEOUS

Section 7.1. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 7.2. Seal. The Corporation may have a corporate seal in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. The impression of the seal may be made and attested by either the Secretary or any Assistant Secretary for the authentication of contracts or other papers requiring the seal.

Section 7.3. Waiver of Notice of Meetings of Stockholders, Directors and Committees. Whenever notice is required to be given by law or under any provision of the Articles of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except (i) in the case when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and (ii) in the case when the person attends the meeting for the purpose of objecting to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the notice of the meeting, the person objects to considering the matter when it is presented. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Articles of Incorporation or these Bylaws.

Section 7.4. Dividends and Other Distributions. Subject to the provisions of Chapter 78 of the NRS, dividends and other distributions may be declared by the Board of Directors in such form, frequency and amounts as the condition of the affairs of the Corporation shall render advisable.

Section 7.5. Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

Section 7.6. Record of Stockholders. The Secretary shall maintain, or shall cause to be maintained, a record of the names and addresses of the Corporation’s stockholders, in a form that permits preparation of a list of stockholders that is arranged by class of stock entitled to vote and, within each such class, by series of shares, that is alphabetical within each class or series, and that shows the address of, and the number of shares of each class or series held by, each stockholder.

Section 7.7. Addresses of Stockholders. Each stockholder shall furnish to the Secretary of the Corporation or the Corporation’s transfer agent an address to which notices from the Corporation, including notices of meetings, may be directed and if any stockholder shall fail so to designate such an address, it shall be sufficient for any such notice to be directed to such stockholder at such stockholder’s address last known to the Secretary or transfer agent.

Section 7.8. Amendment of Bylaws. The Board of Directors shall have the power to adopt, amend or repeal, from time to time, these Bylaws. The holders of shares of the capital stock of the Corporation entitled to vote thereon also may adopt additional Bylaws and may amend or repeal any Bylaw, whether or not adopted by them, at an annual stockholders meeting or a special meeting called, wholly or in part, for such purpose. The power of the Board of Directors to adopt, amend or repeal Bylaws may be limited by an amendment to the Articles of Incorporation or an amendment to the Bylaws adopted by the holders of shares of the capital stock of the Corporation entitled to vote thereon that provides that a particular Bylaw or Bylaws may only be adopted, amended or repealed by the holders of shares of the capital stock of the Corporation entitled to vote thereon.

12

APPENDIX D

TITLE 7. CORPORATIONS AND ASSOCIATIONS

ARTICLE 113. DISSENTERS’ RIGHTS

PART 1. RIGHT OF DISSENT - PAYMENT FOR SHARES

7-113-101. Definitions

For purposes of this article:

(1) “Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) “Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) “Shareholder” means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

1

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1);

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2);

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206 (2);

(f) An amendment, conversion, or merger described in section 7-101-504 (3); and

(g) Consummation of a plan by which a public benefit corporation terminates public benefit corporation status by merger or conversion into a corporation that has not elected public benefit corporation status as provided in section 7-101-504 (4) or by amendment of its articles of incorporation.

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares that either were listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder’s shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which, at the effective date of the plan of merger or share exchange, either will be listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

2

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners

(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is no limitation on the ability to exercise dissenters’

rights. Any such requirement shall be stated in the dissenters’ notice given pursuant to section 7-113-203.

PART 2. PROCEDURE FOR EXERCISE OF DISSENTERS’ RIGHTS

7-113-201. Notice of dissenters’ rights

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders’ meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (2).

3

7-113-202. Notice of intent to demand payment

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters’ rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters’ rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder’s shares under this article.

7-113-203. Dissenters’ notice

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters’ notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters’ rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

4

7-113-204. Procedure to demand payment

(1) A shareholder who is given a dissenters’ notice pursuant to section 7-113-203 and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder’s certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder’s exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder’s share certificates as required by the date or dates set in the dissenters’ notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters’ rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, the amount the corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation’s balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. Failure to take action

(1) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

5

(2) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters’ notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action

(1) The corporation may, in or with the dissenters’ notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter’s payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters’ rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters’ rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer

(1) A dissenter may give notice to the corporation in writing of the dissenter’s estimate of the fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation’s offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.

PART 3. JUDICIAL APPRAISAL OF SHARES

7-113-301. Court action

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation’s principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

6

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter’s payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter’s shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

7

APPENDIX E

MERCARI COMMUNICATIONS GROUP, LTD.

Form for Demanding Payment by a Dissenting Shareholder

The undersigned is the owner of the following number of shares of capital stock of Mercari Communications Group, Ltd. and hereby demands payment for the same:

Common Stock:

The undersigned represents and warrants that the foregoing shares are all of the shares of capital stock of Mercari Communications Group, Ltd. beneficially owned by the undersigned, except that if the undersigned is a nominee holder this Form for Demanding Payment by a Dissenting Shareholder is accompanied by a certification by each beneficial shareholder that both the beneficial owner and the record holders of all shares of common stock owned beneficially by the beneficial owner have asserted, or will timely assert, dissent rights as to all the shares beneficially owned by the beneficial owner.

By initialing in the box to the right of this statement, the undersigned, or the person on whose behalf the undersigned is asserting dissenters’ rights, hereby certifies that the undersigned acquired ownership of the foregoing shares on or before July 19, 2017 (Any failure to so initial will be interpreted as a failure to provide this certification).

Dissenters’ rights payments with respect to the shares identified above should be sent to the following address:

Signature:

Name of Record Holder:

Name of Beneficial Holder:

Date:

NOTE:	THIS DEMAND MUST BE RECEIVED BY MERCAR COMMUNICAIONS GROUP, LTD. C/O EATON & VAN WINKLE LLP, 3 PARK AVENUE, 16TH FLOOR, NEW YORK, NY 10016, ATTENTION: VINCENT MCGILL, ESQ. ON OR BEFORE SEPTEMBER 27, 2017. FAILURE TO DELIVER THE DEMAND BY THE DAyTE INDICATED WILL WAIVE ALL RIGHTS THAT THE SHAREHOLDER HAS TO DISSENT. THIS DEMAND MUST BE ACCOMPANIED BY THE CERTIFICATES WITH RESPECT TO WHICH DISSENT AND PAYMENT DEMAND IS BEING MADE.